UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 22, 2016

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

QLT Inc. (“QLT”) is filing this Current Report on Form 8-K solely for the purposes of updating the pro forma financial information of QLT and Aegerion Pharmaceuticals, Inc. (“Aegerion”) relating to the merger between Aegerion and an indirect wholly-owned subsidiary of QLT. The unaudited pro forma condensed combined financial statements, and the accompanying notes, of QLT and Aegerion as of and for the nine months ended September 30, 2016 and the year ended December 31, 2015 (the “Pro Forma Financial Statements”) are attached hereto as Exhibit 99.1. The Pro Forma Financial Statements supplement, update and supersede the unaudited pro forma condensed combined financial statements, and the accompanying notes, of QLT and Aegerion as of and for the six months ended June 30, 2016 and the year ended December 31, 2015 contained in the definitive joint proxy statement/prospectus that forms part of the registration statement on Form S-4 (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission by QLT on October 6, 2016 and mailed to shareholders of QLT and stockholders of Aegerion on or about October 7, 2016, and should be read in conjunction therewith and the other financial statements included or incorporated in the Registration Statement.

The Pro Forma Financial Statements attached hereto as Exhibit 99.1 are incorporated herein by reference.

Item 9.01.                              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC.

By:	/s/ W. Glen Ibbott
Name:	W. Glen Ibbott
Title:	Chief Financial Officer

Date: November 22, 2016